Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of

June 25, 2026, effective as of May 6, 2026

among

CARECLOUD, INC.,

a Delaware corporation,

as Borrower,

and

The Lenders Party Hereto

and

CITIZENS BANK, N.A.,

as Administrative Agent, Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 25, 2026, effective as of May 6, 2026, by and among CARECLOUD, INC., a Delaware corporation (the “Borrower”), the financial institutions who are signatories to this Amendment (such financial institutions, collectively, the “Lenders” and each individually a “Lender”), and CITIZENS BANK, N.A. (“Citizens”), as administrative agent for the Lenders (Citizens, in its capacity as agent for the Lenders, the “Administrative Agent”).

BACKGROUND

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of April 13, 2026 (as amended, restated, supplemented or otherwise modified from time to time to and including the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders provided the Borrower with certain financial accommodations as described therein (the “Loan”); and

WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend and modify the Credit Agreement for the purposes more particularly set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the Loan or any other loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrower by the Administrative Agent or the Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Schedule 6.16 titled “Additional Post-Closing Obligations” attached to the Credit Agreement is hereby deleted in its entirety and the Schedule 6.16 titled “Additional Post-Closing Obligations” attached hereto and made a part hereof is hereby inserted into the Credit Agreement in its place and stead.

(b) Reference is hereby made to Section 1.1 of the Credit Agreement. Said Section 1.1 is hereby modified to add the following new definitions, in their appropriate alphabetical order:

“Mahmud Family Trust” means The Mahmud Haq 2020 Irrevocable Trust, a trust established within and governed by the laws of the State of New Jersey.

“Mehnaz Family Trust” means The Mehnaz Haq 2020 Irrevocable Trust, a trust established within and governed by the laws of the State of New Jersey.

“Trusts” means a collective reference to (i) the Mahmud Family Trust and (ii) the Mehnaz Family Trust.”

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(c) Reference is hereby made to Section 1.1 of the Credit Agreement. Said Section 1.1 is hereby modified to delete in their entirety the following definitions and restate them to read as follows:

“Securities Account Control Agreement” means that certain Account Control Agreement executed by the Chairman, the Trusts, Account Intermediary and Administrative Agent, as contemplated on Schedule 6.16.

“Securities Account Pledge Agreement” means that certain Securities Account Pledge Agreement executed by the Chairman and the Trusts in favor of the Administrative Agent, as contemplated on Schedule 6.16.”

(d) Reference is hereby made to subsection (i) of the defined term “Permitted Acquisitions” in the Credit Agreement, said subsection (i) shall be deleted in its entirety and restated to read as follows:

“(i) not later than ten (10) Business Days (or such shorter period as may be reasonably practicable, if approved by the Administrative Agent) prior to the consummation of any such Acquisition that is not funded solely with equity contributions, the Borrower shall have delivered to the Administrative Agent (i) substantially final form purchase and sale agreement for such Acquisition, if available, (ii) a detailed description of the proposed Acquisition, (iii) financial statements for the Borrower including, if requested by the Administrative Agent in its sole discretion, the Acquisition target on a Pro Forma Basis and (iv) any other information to the extent reasonably requested by the Administrative Agent.”

(e) Reference is hereby made to subsection (k) of the defined term “Permitted Acquisitions” in the Credit Agreement, said subsection (k) shall be deleted in its entirety and restated to read as follows:

“(k) at the time of and immediately before and after such Acquisition, the Borrower shall maintain a minimum Aggregate Liquidity of not less than $3,000,000.00. As used herein, “Aggregate Liquidity” means the aggregate unpledged and unrestricted cash and cash equivalents as of any date of determination plus the unused availability under the Revolving Facility.”

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the Borrower’s corporate powers, (ii) have been duly authorized by all necessary corporate and, if required, member action, (iii) have been duly executed and delivered by the Borrower, (iv) do not and will not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, (v) do not and will not violate any applicable law, rule, regulation or order of any Governmental Authority or the charter, by-laws, operating agreement or other organizational documents of the Borrower, and (vi) do not and will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or its assets, give rise to a right thereunder to require any payment to be made by the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower.

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(b) This Amendment and the Credit Agreement (as amended hereby) (collectively, the “Amended Documents”) to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms.

(c) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Amended Documents to which the Borrower is a party and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(d) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(e) The Borrower has no defense, counterclaim or offset with respect to the Amended Documents to which the Borrower is a party.

(f) The Borrower hereby (i) acknowledges and confirms its pledge, assignment and grant to the Administrative Agent, on behalf of and for the ratable benefit of the Administrative Agent, the Lenders and the other Secured Parties, a first priority security interests in the Collateral to secure the Obligations, pursuant to the applicable Amended Document(s), (ii) ratifies such pledge, assignment and grant of a security interest and (iii) confirms that such pledge, assignment and grant continues to secure all the Obligations.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above, provided that the following conditions precedent have been satisfied (each in form and substance satisfactory to the Administrative Agent):

(a) Amendment. The Administrative Agent (or its counsel) shall have received from each party hereto a counterpart of this Amendment, signed on behalf of such party.

(b) Other Fees and Expenses. The Administrative Agent shall have received reimbursement for all expenses of the Administrative Agent, including, without limitation, to the extent invoiced, reimbursement or payment of all fees and out-of-pocket expenses (including the reasonable fees, expenses and disbursement of counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, or otherwise required to be reimbursed or paid by the Borrower hereunder, or as otherwise separately agreed to by the Administrative Agent and the Borrower.

(c) Other Documents. The Administrative Agent shall have received such other information, agreements and documents as the Administrative Agent shall have reasonably requested.

(d) Effectiveness. The Administrative Agent shall notify the Borrower and the Lenders of the date when this Amendment shall have become effective, and any such notice shall be conclusive and binding.

5. Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “therein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

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(b) Except as specifically amended herein, the Credit Agreement (as amended hereby), and all other documents, instruments and agreements executed and/or delivered in connection with the Credit Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement (as amended hereby), or any other documents, instruments or agreements executed and/or delivered hereunder or thereunder or in connection herewith or therewith.

6. Successors and Assigns; Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by electronic means in accordance with Section 10.6 of the Credit Agreement shall be effective as delivery of an original executed counterpart of this Amendment.

9. Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect to such subject matter.

10. Severability. If any provision of this Amendment shall be prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Amendment.

11. Amendments. Neither this Amendment nor any provisions hereof may be amended, modified or waived, except pursuant to an agreement in writing complying with the provisions of Section 10.2(b) of the Credit Agreement. Any amendment, modification or waiver of this Amendment or any provision of this Amendment (if so given in accordance with the forgoing in this Section) shall be effective only in the specific instance and for the specific purpose for which made or given.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

CARECLOUD, INC., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement – Borrower]

ADMINISTRATIVE AGENT AND LENDER:

CITIZENS BANK, N.A., individually, and as Administrative Agent, the L/C Issuer, the Swingline Lender, and a Lender

By:	/s/ Megan Westhuis
Name:	Megan Westhuis
Title:	Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement – Administrative Agent]

LENDER:

PROVIDENT BANK, as a Lender

By:	/s/ Thomas Spencer
Name:	Thomas Spencer
Title:	First Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement – Provident]

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned hereby consent and agree to and acknowledges the terms of the foregoing Amendment. The undersigned further agree that the obligations of the undersigned pursuant to the Credit Agreement are hereby ratified and shall remain in full force and effect and be unaffected hereby. The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

GUARANTORS:

CARECLOUD ACQUISITION, CORP.,
a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

CARECLOUD HEALTH, INC.,
a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

CARECLOUD HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

CARECLOUD PRACTICE MANAGEMENT, CORP., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

MERIDIAN MEDICAL MANAGEMENT, INC. (d/b/a Origin Healthcare Solutions),
a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

[Guarantor Acknowledgment to First Amendment to Credit Agreement]

MEDSR, INC., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

N884AM HOLDINGS INC., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

EMPOWER HEALTHCARE & COMPLIANCE, INC., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

[Guarantor Acknowledgment to First Amendment to Credit Agreement]

SCHEDULE 6.16

ADDITIONAL POST-CLOSING OBLIGATIONS

ITEMS TO BE DELIVERED	TIME PERIOD TO DELIVER TIEM
The Chairman and the Trusts shall execute and deliver to the Administrative Agent the Securities Account Pledge Agreement in substantially similar form as the Agreement attached as Exhibit 6.16 herein, together with the Securities Account Control Agreement in form and substance reasonably satisfactory to the Administrative Agent with respect to the Account Intermediary holding such shares being pledged.	Within one hundred five (105) days from the Closing Date.

A control agreement, in form and substance reasonably satisfactory to the Administrative Agent, from any bank holding depository accounts of the Borrower otherwise permitted by Section 6.15 herein.	Within thirty (30) days from the date the Administrative Agent requests.

Original Stock Certificates delivered to the Administrative Agent for each of (i) Medical Transcription Billing Company (Private) Limited; and (ii) MTBC Bagh (Private) Limited.	Within sixty (60) days of the Closing Date.

Schedule 6.16: Additional Post-Closing Obligations